UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2009	Commission file number 0-9032

SONESTA INTERNATIONAL HOTELS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York
(State or Other Jurisdiction)

13-5648107
(I.R.S. Employer Identification No.)

116 Huntington Avenue, Boston, MA 02116
(Address of principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code): 617-421-5400

Not Applicable
(Former name, former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03:                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Sonesta International Hotels Corporation (the “Company”) has amended the Company’s By-laws.  Article III, Section 8(d) is amended to provide that all matters other than elections of directors shall be decided by a majority of the votes cast, and all elections of directors shall be decided as follows:  A nominee for director shall be elected to the Board of Directors if the votes cast “for” such  nominee’s election exceed the votes cast “withheld” or “against” such nominee’s election; provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which there are more nominees for directors than there are director vacancies to be filled by such nominees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

SONESTA INTERNATIONAL HOTELS CORPORATION

Date:                      September 21, 2009

By:	/s/ Boy van Riel
Boy van Riel
Vice President and Treasurer

 (Authorized to sign on behalf of the Registrant as Principal Financial Officer).